Exhibit 10.22

SECOND AMENDMENT TO CREDIT AGREEMENT

SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of October 14, 2022 (this “Amendment”), among AREIT OPERATING PARTNERSHIP LP (f/k/a Black Creek Diversified Property Operating Partnership LP), a Delaware limited partnership (the “Company”), the Guarantors party hereto, the Lenders party hereto, and BANK OF AMERICA, N.A. (“Bank of America”), as Administrative Agent. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Amended Credit Agreement (as defined below).

WHEREAS, the Company, the Designated Borrowers from time to time party thereto, the Administrative Agent, and the Lenders and L/C Issuers from time to time party thereto are parties to that certain Credit Agreement, dated as of November 22, 2021 (as heretofore amended, the “Credit Agreement”); and

WHEREAS, the Company, the Lenders party hereto and the Administrative Agent desire to amend certain provisions of the Credit Agreement subject to the terms and conditions of this Amendment.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Amendments the Credit Agreement.

1.1New definition of Mortgage Backed Securities. Section 1.01 of the Credit Agreement is hereby amended to include the following definition of “ Mortgage Backed Securities” in the appropriate alphabetical order:

“Mortgage Backed Securities” means direct or indirect participations in, or direct or indirect participations or investments that are collateralized by and payable from, commercial or residential mortgage loans secured by real property, including, without limitation, mortgage loans utilizing a single asset, single borrower (SASB) structure, commercial mortgage backed securities (CMBS) structure, residential mortgage backed securities (RMBS) structure, and real estate collateralized loan obligations (CLOs). Mortgage Backed Securities as used in this Agreement may or may not be issued or guaranteed by the full faith and credit of the U.S. government.

1.2The definition of “Other Debt Investments” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Other Debt Investments” means investments in debt instruments or preferred equity investments (other than First Mortgage Investments, Exchange Debt Investments, Public REIT Securities and Mortgage Backed Securities), including but not limited to mezzanine loans, second lien loans, preferred equity investments and B notes.

1.3New definition of Other Investments. Section 1.01 of the Credit Agreement is hereby amended to include the following definition of “Other Investments” in the appropriate alphabetical order:

“Other Investments” means (i) Public REIT Securities, (ii) Mortgage Backed Securities and (iii) Other Debt Investments.

1.4New definition of Other Investment Repurchase Transaction. Section 1.01 of the Credit Agreement is hereby amended to include the following definition of “Other Investment Repurchase Transaction” in the appropriate alphabetical order:

“Other Investment Repurchase Transaction” means, with respect to any Person, a transaction pursuant to which such Person sells an Other Investment to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such Other Investment.

1.5Definition of Public REIT Securities. The definition of “Public REIT Securities” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Public REIT Securities” means common stock, preferred shares or debt securities issued by a publicly traded real estate investment trust.

1.6Definition of Total Asset Value. The definition of “Total Asset Value” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Total Asset Value” means, as of the date of calculation, the aggregate, without duplication, of: (i) an amount equal to one hundred percent (100%) of the Property Value of all Properties (other than land assets and Assets Under Development) owned by any member of the Consolidated Group, any Exchange Property Owner or any Exchange Fee Titleholders; plus (ii) the Consolidated Group’s Pro Rata Share of the Property Value of all Properties (other than land assets and Assets Under Development) owned by Unconsolidated Affiliates, or any non-wholly owned Exchange Fee Titleholder; plus (iii) an amount equal to one hundred percent (100%) of the Property Investment Value of each land asset and Asset Under Development owned by any member of the Consolidated Group, any Exchange Property Owner or any Exchange Fee Titleholder; plus (iv) an amount equal to the Consolidated Group Pro Rata Share of the Property Investment Value of each land asset and Asset Under Development owned by an Unconsolidated Affiliate, or any non-wholly owned Exchange Fee Titleholder; plus (v) unrestricted cash and Cash Equivalents owned directly or indirectly by any member of the Consolidated Group, any Exchange Property Owner or any Exchange Fee Titleholder; plus (vi) the applicable Consolidated Group Pro Rata Share of unrestricted cash and cash equivalents owned directly or indirectly by any Exchange Fee Titleholder or by any Borrower or any Guarantor through an Unconsolidated Affiliate; plus (vii) an amount equal to one hundred percent (100%) of any investments by any Borrower, Guarantor or other member of the Consolidated Group in First Mortgage Investments (based on current book value), Other Debt Investments (based on current book value), and Exchange Debt Investments (based on current book value), provided that no Exchange Debt Investment shall be included under this clause if it relates to an Exchange Property already included in the calculation of Total Asset Value; plus (viii) an amount equal to one hundred percent (100%) of any investments by any Borrower, Guarantor or other member of the Consolidated Group in Public REIT Securities and Mortgage Backed Securities (in each case based on current market value); plus (ix) an amount equal to the Consolidated Group Pro Rata Share of investments in First Mortgage Investments, Exchange Debt Investments and Other Investments owned by an Unconsolidated Affiliate or any Exchange Fee Titleholder (based on the appropriate values set forth in (vii) and (viii) above) provided that no Exchange Debt Investment shall be included under this clause if it relates to an Exchange Property already included in the calculation of Total Asset Value; plus (x) proceeds due from transfer agents; plus (xi) the amount of all Eligible Cash 1031 Proceeds. If the FMV Option for any Exchange Property owned by an Exchange Property Owner has expired, then for purposes of calculating Total Asset Value for such Exchange Property, only the pro rata share of the Property Value for such Exchange Property (corresponding to the pro rata share of the Exchange Beneficial Interests in such Exchange Property Owner or the tenant in common interests that are still owned by the Consolidated Group) shall be counted.

1.7Definition of Total Secured Indebtedness. The definition of “Total Secured Indebtedness” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Total Secured Indebtedness” means, as of any date of determination, that portion of Total Indebtedness (excluding (i) the Obligations under the Loan Documents, (ii) obligations under Swap Contracts, (iii) completion and similar guarantees with respect to a construction loan facility (except to the extent that any member of the Consolidated Group has a secured recourse obligation with respect to such construction loan facility) and

(iv) indemnity obligations relating to performance or surety bonds in the ordinary course of business) which is secured by a Lien on a Property, any ownership interests in any Subsidiary or Unconsolidated Affiliate or any other assets which had, in each case, in the aggregate, a value in excess of the amount of the applicable Indebtedness (including, for the avoidance of doubt, Indebtedness that constitutes repurchase obligations or liabilities arising pursuant to an Other Investment Repurchase Transaction) at the time such Indebtedness was incurred. Any such Indebtedness that is secured only with a pledge of ownership interests and is also recourse to a Borrower or any Guarantor shall not be treated as Secured Indebtedness.

1.8Definition of Unsecured Interest Coverage Ratio. The definition of “Unsecured Interest Coverage Ratio” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Unsecured Interest Coverage Ratio” means (i) Unencumbered Property NOI for all Unencumbered Properties plus interest income from unencumbered First Mortgage Investments, unencumbered Other Debt Investments and unencumbered Exchange Debt Investments, divided by (ii) Unsecured Interest Expense, in each case for the most recent quarter annualized.

1.9Section 6.12. Section 6.12 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

6.12. Subsidiary Guarantees. The Company shall cause each of its Subsidiaries that owns a Property that is included as an Unencumbered Property and so designated by the Company for purposes of determining the Company’s compliance with the financial covenants contained in this Agreement on the Closing Date, if such Subsidiary is a Domestic Subsidiary of the Company (and if such Subsidiary is not a Domestic Subsidiary of the Company, shall cause the most immediate parent(s) of such Subsidiary that are Domestic Subsidiaries of the Company (if any) (each parent an “Intermediate Subsidiary Owner Guarantor”)), to execute and deliver to the Administrative Agent the Subsidiary Guaranty as required under Article IV above. For any Property added to the pool of Unencumbered Properties after the date hereof (unless owned by a Loan Party or an Exchange Fee Titleholder), the Company shall cause the Subsidiary owning such Unencumbered Property, if it is a Domestic Subsidiary of the Company (and if such Subsidiary is not a Domestic Subsidiary of the Company, shall cause the Intermediate Subsidiary Owner Guarantor(s) of such Subsidiary (if any)), to execute and deliver to the Administrative Agent, on or prior to the date that such Property is included as an Unencumbered Property for purposes of determining Company’s compliance with the financial covenants contained in this Agreement, a joinder to the Subsidiary Guaranty. If the Company designates a Property that is owned by an Exchange Fee Titleholder to be included as an Unencumbered Property, then the Subsidiary of the Company that is master leasing such Property shall execute a joinder to the Subsidiary Guaranty and shall be a Subsidiary Guarantor during the period of time that the exchange is pending. If the Company designates a Property that is owned by an Exchange Property Owner to be included as an Unencumbered Property during the period of time that the Exchange Beneficial Interests or tenant in common interests are being marketed, then the Exchange Depositor or the Subsidiary owning tenant in common interests that have not been sold, as the case may be, shall execute a joinder to the Subsidiary Guaranty and shall be a Subsidiary Guarantor during the period of time (not to exceed 24 months) during which the sale of Exchange Beneficial Interests or tenant in common interests is pending, but only for so long as such Property remains an Unencumbered Property. For Unencumbered Properties owned by an Exchange Fee Titleholder, upon completion or termination of the reverse exchange, if the Company desires the applicable Property to remain an Unencumbered Property, the Company, or a Subsidiary of the Company shall acquire all of the ownership interests of the Exchange Fee Titleholder or title to such Unencumbered Property and at such time the entity that was previously the Exchange Fee Titleholder, but has become a Subsidiary of the Company, or if fee title is acquired, the Subsidiary acquiring fee title will execute a joinder to the Subsidiary Guaranty and become a Subsidiary Guarantor, and the entity that had previously been master leasing such Property shall be automatically released from the Subsidiary Guaranty. Each joinder to the Subsidiary Guaranty provided pursuant to this Section 6.12 shall, to the extent requested by the Administrative Agent, be accompanied by supporting organizational and authority documents and opinions similar to those provided with respect to the Company and the initial Subsidiary Guarantors under Section 4.01.

1.10Section 7.02(f). Clause (f) of Section 7.02 of the Credit Agreement is amended and restated in its entirety to read as follows:

(f)Investments in Public REIT Securities and Mortgaged Backed Securities up to 10% of Total Asset Value.

1.11Errant Section References. The references in Sections 2.18 and 6.13 of the Credit Agreement to “Sections 7.09(f), (g) and (h)” are hereby amended to instead refer to “Sections 7.09(e), (f) and (g)”.

SECTION 2. Conditions of Effectiveness. This Amendment shall be effective as of the first date on which all of the following conditions precedent are satisfied (such date being referred to herein as the “Second Amendment Effective Date”):

2.1Administrative Agent’s receipt of counterparts of this Amendment duly executed and delivered by each of the Loan Parties, the Administrative Agent and Lenders constituting Required Lenders, which shall be originals or pdf copies or other electronic format (followed promptly by originals) unless otherwise specified, in each case, subject to the provisions of Section 9 hereof.

2.2On the Second Amendment Effective Date, both before and after giving effect to this Amendment, (a) the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct in all material respects (or, in the case of the representations and warranties in Section 5.20 of the Credit Agreement or any representation and warranty that is qualified by materiality, in all respects), except to the extent that such representations and warranties specifically refer to an earlier date or period, in which case they were true and correct in all material respects (or, in the case of Sections 5.14(b) and 5.20 of the Credit Agreement or any representation and warranty that is qualified by materiality, in all respects) as of such earlier date or for the respective period, as applicable, and except that for purposes of this Amendment, the representations and warranties contained in subsections (a) and

(b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement, and (b) no Default exists or would result from the consummation of this Amendment.

SECTION 3. Representations and Warranties of Loan Parties. In order to induce the Lenders and the Administrative Agent to enter into this Amendment, each of the Loan Parties represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Administrative Agent and the Lenders that:

(a)it has all requisite power and authority to execute and deliver this Amendment and to perform its obligations under this Amendment and the Credit Agreement as amended by this Amendment (the “Amended Credit Agreement”);

(b)the execution and delivery by each Loan Party of this Amendment and the performance of this Amendment and the Amended Credit Agreement by each Loan Party party thereto have been duly authorized by all necessary corporate or other organizational action;
(c)no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution or delivery of this Amendment or the performance of its obligations under this Amendment or the Amended Credit Agreement;

(d)this Amendment has been duly executed and delivered on its behalf by a duly authorized officer, and this Amendment and the Amended Credit Agreement each constitutes a legal, valid and binding obligation of such Loan Party enforceable against each Loan Party that is party thereto in accordance with its terms;

(e)no Default or Event of Default exists or would result from the consummation of the transactions contemplated by this Amendment or the Amended Credit Agreement; and
(f)neither the execution and delivery of this Amendment nor the performance of this Amendment and the Amended Credit Agreement will (i) conflict with or result in any breach or contravention of, or the creation of (or any requirement to create) any Lien under, or require any payment to be made under (x) any Contractual Obligation to which any Loan Party or any of its Subsidiaries is a party or affecting any Loan Party, any of its Subsidiaries or the properties of any Loan Party or any of its Subsidiaries or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which any Loan Party or any of its Subsidiaries or their respective property is subject, the conflict or breach of which under the foregoing clauses (x) and/or (y) would reasonably be expected to have a Material Adverse Effect or (ii) violate any Law.

SECTION 4. Affirmation of Guarantors. Each Guarantor hereby approves and consents to this Amendment and the transactions contemplated by this Amendment. Each Guarantor agrees and affirms that its guarantee of the Obligations (i) continues to be in full force and effect and is hereby ratified and confirmed in all respects and shall apply to the Credit Agreement, as amended hereby, and all of the other Loan Documents, as such are amended, restated, supplemented or otherwise modified from time to time in accordance with their terms and

(ii) extends to all obligations of the Loan Parties under the Loan Documents.

SECTION 5. Costs and Expenses. The Company acknowledges and agrees that its payment obligations set forth in Section 10.04 of the Credit Agreement include the reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and any other documentation contemplated hereby (whether or not this Amendment becomes effective or the transactions contemplated hereby are consummated and whether or not a Default or Event of Default has occurred or is continuing), including, but not limited to, the reasonable fees, charges and disbursements of Arnold & Porter Kaye Scholer LLP, counsel to the Administrative Agent.

SECTION 6.  Ratification.

(a)Except as herein agreed, the Credit Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and affirmed by the Loan Parties. Each of the Loan Parties hereby (i) confirms and agrees that the Company has no defense, counterclaim or offset of any kind whatsoever with respect to the Obligations, and (ii) reaffirms and admits the validity and enforceability of the Credit Agreement and the other Loan Documents.

(b)This Amendment shall be limited precisely as written and, except as expressly provided herein, shall not be deemed (i) to be a consent granted pursuant to, or a waiver, modification or forbearance of, any term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or a waiver of any Default or Event of Default under the Credit Agreement, whether or not known to the Administrative Agent or any of the Lenders, or (ii) to prejudice any right or remedy which the Administrative Agent or any of the Lenders may now have or have in the future against any Person under or in connection with the Credit Agreement, any of the instruments or agreements referred to therein or any of the transactions contemplated thereby.

SECTION 7. Modifications. Neither this Amendment, nor any provision hereof, may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the parties hereto.

SECTION 8. References. The Loan Parties acknowledge and agree that this Amendment constitutes a Loan Document. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in each other Loan Document (and the other documents and instruments delivered pursuant to or in connection therewith) to the “Credit Agreement”, “thereunder”, “thereof” or words of like import, shall mean and be a reference to the Credit Agreement as modified hereby and as the Credit Agreement may in the future be amended, restated, supplemented or modified from time to time.

SECTION 9. Counterparts; Execution. Section 10.17 of the Credit Agreement is incorporated herein, mutatis mutandis, as if a part hereof.

SECTION 10. Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 11. Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 12. Governing Law. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

SECTION 13. Headings. Section headings in this Amendment are included for convenience of reference only and shall not affect the interpretation of this Amendment.

SECTION 14. Entire Agreement. THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signatures Pages Immediately Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

AREIT OPERATING PARTNERSHIP LP (f/k/a Black Creek Diversified Property Operating Partnership LP), a Delaware limited partnership

By:	Ares Real Estate Income Trust Inc. (f/k/a Black Creek Diversified Property Fund Inc.),
a Maryland corporation, its general partner

By:	/s/ Lainie P. Minnick
Name:	Lainie P. Minnick
Title:	Managing Director, Chief Financial Officer & Treasurer

[Signature Page to Second Amendment to AREIT Credit Agreement]

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Kyle Pearson
Name:	Kyle Pearson
Title:	Vice President

[Signature Page to Second Amendment to AREIT Credit Agreement]

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Ryan Dempsey
Name:	Ryan Dempsey
Title:	Authorized Officer

[Signature Page to Second Amendment to AREIT Credit Agreement]

C
WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Craig V. Koshkarian
Name:	Craig V. Koshkarian
Title:	Director

[Signature Page to Second Amendment to AREIT Credit Agreement]

REGIONS BANK., as a Lender

By:	/s/ Ghi S. Gavin
Name:	Ghi S. Gavin
Title:	Senior Vice President

[Signature Page to Second Amendment to AREIT Credit Agreement]

TRUIST BANK, as a Lender

By:	/s/ Richard de la Vega
Name:	Richard de la Vega
Title:	Director

[Signature Page to Second Amendment to AREIT Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ James A. Harmann
Name:	James A. Harmann
Title:	Senior Vice President

[Signature Page to Second Amendment to AREIT Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Travis Myers
Name:	Travis Myers
Title:	Vice President

[Signature Page to Second Amendment to AREIT Credit Agreement]

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Keshia Leday
Name:	Keshia Leday
Title:	Authorized Signatory

[Signature Page to Second Amendment to AREIT Credit Agreement]

PINNACLE BANK, as a Lender

By:	/s/ J. Patrick Daugherty
Name:	J. Patrick Daugherty
Title:	Senior Vice President

[Signature Page to Second Amendment to AREIT Credit Agreement]

ASSOCIATED BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Mitchell Vega
Name:	Mitchell Vega
Title:	Senior Vice President

[Signature Page to Second Amendment to AREIT Credit Agreement]

RAYMOND JAMES BANK, as a Lender

By:	/s/ Alex Sierra
Name:	Alex Sierra
Title:	Vice President

[Signature Page to Second Amendment to AREIT Credit Agreement]

THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ Erin L. Mahon
Name:	Erin L. Mahon
Title:	Assistant Vice President

[Signature Page to Second Amendment to AREIT Credit Agreement]

ADMINISTRATIVE AGENT: BANK OF AMERICA, N.A., as a Lender

By:	/s/ Taelitha Bonds-Harris
Name:	Taelitha Bonds-Harris
Title:	Assistant Vice President

[Signature Page to Second Amendment to AREIT Credit Agreement]

Each of the Guarantors hereby acknowledges and agrees to the terms and conditions of the foregoing Second Amendment to Credit Agreement, including, without limitation, the representations and warranties made by such Guarantor in Section 3 thereof and the affirmations made by such Guarantor under Section 4 thereof.

ARES REAL ESTATE INCOME TRUST INC.

(f/k/a Black Creek Diversified Property Fund Inc.), a Maryland corporation

By: /s/ Lainie P Minnick

Name: Lainie P.Minnick

Title:Managing Director, Chief Financial Officer & Treasurer

[Signature Page to Second Amendment to AREIT Credit Agreement]

ADREX 1031 LENDER CLEARWATER LLC

ADREX 1031 LENDER DIVERSIFIED I LLC

ADREX 1031 LENDER DIVERSIFIED II LLC

BCDPF 1031 LENDER CITY VIEW LLC

BCDPF 1031 LENDER CLAYTON COMMERCE CENTER LLC

BCDPF 1031 LENDER LOGISTICS PORTFOLIO LLC

BCDPF 1031 LENDER PERIMETER LLC

BCDPF 1031 LENDER RENO LOGISTICS CENTER LLC

ADREX 1031 LENDER MULTIFAMILY I LLC

BCDPF 1031 LENDER THE PALMS LLC,

each a Delaware limited liability company

By:	ADREX 1031 Lender LLC (f/k/a BCDPF 1031 Lender LLC), a Delaware limited liability company, the sole member of each of the foregoing IO entities

By:DPF Cherry Creek LLC, a Delaware limited liability company, its sole member

By:AREIT Real Estate Holdco LLC,

a Delaware limited liability company, its manager

By:AREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By:         /s/ Lainie P Minnick

Name: Lainie P. Minnick

Title:Managing Director, Chief Financial Officer &

Treasurer

[Signature Page to Second Amendment to AREIT Credit Agreement]

ADREX 1031 CALIFORNIA LENDER LLC,

a Delaware limited liability company

By:DPF Cherry Creek LLC, a Delaware limited liability company, its sole member

By:AREIT Real Estate Holdco LLC,

a Delaware limited liability company, its manager

By:AREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By: /s/ Lainie P Minnick

Name: Lainie P.Minnick

Title:Managing Director, Chief Financial Officer & Treasurer

[Signature Page to Second Amendment to AREIT Credit Agreement]

AREIT GENERAL WASHINGTON IC LLC

AREIT SALT POND DST HOLDER LLC

AREIT TRANSPORT DRIVE CC LLC

AREIT YALE VILLAGE LLC

BCD PRESTON SHERRY DST HOLDER LLC

BCDPF 25 LINDEN INDUSTRIAL CENTER LLC

BCDPF AIR TECH DC II LLC

BCDPF AURORA DC LLC

BCDPF BARROW CROSSING LLC

BCDPF CAMPUS DRIVE IC LLC

BCDPF JUNO WINTER PARK LLC

BCDPF KAISER BUSINESS CENTER LLC

BCDPF LONG ISLAND LOGISTICS CENTER LLC

BCDPF SPRINGDALE LLC

BCDPF STERLING IC LLC

BCDPF VILLAGE AT LEE BRANCH LLC

DPF SANDWICH LLC

TRT 1300 CONNECTICUT AVENUE OWNER LLC

TRT FLYING CLOUD DRIVE LLC

TRT HYANNIS LLC

TRT MERIDEN LLC

TRT SAUGUS LLC

TRT WAREHAM LLC

TRT WHITMAN 475 BEDFORD LLC,

each a Delaware limited liability company

By:AREIT Real Estate Holdco LLC,

a Delaware limited liability company, the sole member

of each of the foregoing 24 entities

By:AREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By: /s/ Lainie P Minnick

Name: Lainie P.Minnick

Title:Managing Director, Chief Financial Officer & Treasurer

[Signature Page to Second Amendment to AREIT Credit Agreement]

AREIT GILLINGHAM IC LP,

a Delaware limited liability company

By:AREIT Gillingham IC GP LLC,

a Delaware limited liability company, its general partner

By:AREIT Real Estate Holdco LLC,

a Delaware limited liability company, its sole member

By:AREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By:         /s/ Lainie P Minnick

Name: Lainie P. Minnick

Title:Managing Director, Chief Financial Officer &

Treasurer

[Signature Page to Second Amendment to AREIT Credit Agreement]

AREIT SAN STONE OAK LP,

a Delaware limited partnership

By:AREIT San Stone Oak GP LLC,

a Delaware limited liability company, its general partner

By:AREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By:         /s/ Lainie P Minnick

Name: Lainie P. Minnick

Title:Managing Director, Chief Financial Officer &

Treasurer

AREIT STAFFORD GROVE IP DST HOLDER LP,

a Delaware limited partnership

By:AREIT Stafford Grove IP GP LLC,

a Delaware limited liability company, its general partner

By:AREIT Real Estate Holdco LLC,

a Delaware limited liability company, its sole member

By:AREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By:         /s/ Lainie P Minnick

Name: Lainie P. Minnick

Title:Managing Director, Chief Financial Officer &

Treasurer

[Signature Page to Second Amendment to AREIT Credit Agreement]

BALA POINTE OWNER LP,

a Delaware limited partnership

By:Bala Pointe GP, LLC, a Delaware limited liability company, its general partner

By:	Div Cap Bala Pointe 1 General Partnership, a Delaware general partnership, its sole member
By:	DCTRT Bala Pointe GP LLC, a Delaware limited liability company, its managing general partner

By:AREIT Real Estate Holdco LLC,

a Delaware limited liability company, its sole member

By:AREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By:         /s/ Lainie P Minnick

Name: Lainie P. Minnick

Title:Managing Director, Chief Financial Officer &

Treasurer

[Signature Page to Second Amendment to AREIT Credit Agreement]

BCDPF AIRWAY INDUSTRIAL PARK LP,

a Delaware limited partnership

By:	BCDPF Airway Industrial Park GP LLC,

a Delaware limited liability company, its general partner

By:AREIT Real Estate Holdco LLC,

a Delaware limited liability company, its sole member

By:AREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By:         /s/ Lainie P Minnick

Name: Lainie P. Minnick

Title:Managing Director, Chief Financial Officer &

Treasurer

BCDPF BAY AREA COMMERCE CENTER LP,

a Delaware limited partnership

By:	BCDPF Bay Area Commerce Center GP LLC,

a Delaware limited liability company, its general partner

By:AREIT Real Estate Holdco LLC,

a Delaware limited liability company, its sole member

By:AREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By:         /s/ Lainie P Minnick

Name: Lainie P. Minnick

Title:Managing Director, Chief Financial Officer &

Treasurer

[Signature Page to Second Amendment to AREIT Credit Agreement]

BCDPF LITTLE ORCHARD BUSINESS PARK LP,

a Delaware limited partnership

By:BCDPF Little Orchard Business Park GP LLC,

a Delaware limited liability company, its general partner

By:DPF Cheny Creek LLC, a Delaware limited liability company, its sole member

By:AREIT Real Estate Holdco LLC,

a Delaware limited liability company, its manager

By:AREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By:         /s/ Lainie P Minnick

Name: Lainie P. Minnick

Title:Managing Director, Chief Financial Officer &

Treasurer

BCDPF RADAR DISTRIBUTION CENTER LLC,

a Delaware limited liability company

By:BCDPF 250 Radar Holdco LLC,

a Delaware limited liability company, its managing member

By:AREIT Real Estate Holdco LLC,

a Delaware limited liability company, its sole member

By:AREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By:         /s/ Lainie P Minnick

Name: Lainie P. Minnick

Title:Managing Director, Chief Financial Officer &

Treasurer

[Signature Page to Second Amendment to AREIT Credit Agreement]

BCDPF TUSTIN BUSINESS CENTER LP,

a Delaware limited partnership

By:BCDPF Tustin Business Center GP LLC,

a Delaware limited liability company, its general partner

By:AREIT Real Estate Holdco LLC,

a Delaware limited liability company, its sole member

By:AREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By:         /s/ Lainie P Minnick

Name: Lainie P. Minnick

Title:Managing Director, Chief Financial Officer &

Treasurer

DPF BEAVER CREEK LP,

a Delaware limited partnership

By:DPF Beaver Creek GP LLC,

a Delaware limited liability company, its general partner

By:AREIT Real Estate Holdco LLC,

a Delaware limited liability company, its sole member

By:AREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By:         /s/ Lainie P Minnick

Name: Lainie P. Minnick

Title:Managing Director, Chief Financial Officer &

Treasurer

[Signature Page to Second Amendment to AREIT Credit Agreement]

TRT LENDING LLC,

a Delaware limited liability company

By:	DCTRT Securities Holdco LLC,

a Delaware limited liability company, its sole member

By:AREIT Operating Partnership LP, a Delaware limited partnership, its sole member

By:Ares Real Estate Income Trust Inc., a Maryland corporation, its general partner

By:         /s/ Lainie P Minnick

Name: Lainie P. Minnick

Title:Managing Director, Chief Financial Officer &

Treasurer

[Signature Page to Second Amendment to AREIT Credit Agreement]

AREIT 56TH AVE IC LLC

AREIT 350 CARTER ROAD LLC

AREIT BROCKTON IC LLC

AREIT ENTERPRISE WAY IC LLC

AREIT GLEN AFTON IC LLC

AREIT INDUSTRIAL DRIVE IC LLC

AREIT MAPLEWOOD DRIVE IC LLC

AREIT MIAMI NW 114TH IC LLC

AREIT NEW ALBANY IC LLC

AREIT NORTH HARNEY IC LLC

AREIT WES WARREN IC LLC,

each a Delaware limited liability company

By:AREIT TRS Holdco I LLC,

a Delaware limited liability company, the sole member of each of the foregoing 11 entities

By:	AREIT TRS Holdco LLC,

a Delaware limited liability company, its sole member

By:BCD TRS Corp., a Delaware corporation, the sole member

By:         /s/ Lainie P Minnick

Name: Lainie P. Minnick

Title:Managing Director, Chief Financial Officer &

Treasurer

[Signature Page to Second Amendment to AREIT Credit Agreement]

AREIT DALLAS MAPLE DISTRICT LP,

a Delaware limited partnership

By:AREIT Dallas Maple District GP LLC, a Delaware limited liability company, its general partner

By:	AREIT TRS Holdco I LLC, a Delaware limited liability company, its sole member
By:	AREIT TRS Holdco LLC, a Delaware limited liability company, its sole member
By:	BCD TRS Corp., a Delaware corporation, the sole member

By:         /s/ Lainie P Minnick

Name: Lainie P. Minnick

Title:Managing Director, Chief Financial Officer &

Treasurer

[Signature Page to Second Amendment to AREIT Credit Agreement]

AREIT PINE VISTA IC LP,

a Delaware limited partnership

By:	AREIT Pine Vista IC GP LLC, a Delaware limited liability company, its general partner
By:	AREIT TRS Holdco I LLC, a Delaware limited liability company, its sole member

By:AREIT TRS Holdco LLC, a Delaware limited liability company, its sole member

By:	BCD TRS Corp., a Delaware corporation, the sole member

By:         /s/ Lainie P Minnick

Name: Lainie P. Minnick

Title:Managing Director, Chief Financial Officer &

Treasurer

[Signature Page to Second Amendment to AREIT Credit Agreement]

AREIT SKYE 750 LLC,

a Delaware limited Liability company

By:AREIT Skye 750 Holdco LLC, a Delaware limited liability company, its managing member

By:	AREIT TRS Holdco I LLC, a Delaware limited liability company, its sole member

By:AREIT TRS Holdco LLC, a Delaware limited liability company, its sole member

By:	BCD TRS Corp., a Delaware corporation, the sole member

By:         /s/ Lainie P Minnick

Name: Lainie P. Minnick

Title:Managing Director, Chief Financial Officer &

Treasurer

AREIT NORTH 5TH STREET CC LLC,

a Delaware limited liability company

By:AREIT North 5th Street CC Holdco LLC,

a Delaware limited liability company, its managing member

By:AREIT Real Estate Holdco LLC,

a Delaware limited liability company, its sole member

By:AREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By:         /s/ Lainie P Minnick

Name: Lainie P. Minnick

Title:Managing Director, Chief Financial Officer &

Treasurer

[Signature Page to Second Amendment to AREIT Credit Agreement]

AREIT TRI COUNTY PARKWAY IC LP,

a Delaware limited partnership

By:	AREIT Tri County Parkway IC GP LLC, limited liability company, its general partner

By:AREIT TRS Holdco I LLC, a Delaware limited liability company, its sole member

By:	AREIT TRS Holdco LLC, a Delaware limited liability company, its sole member
By:	BCD TRS Corp., a Delaware corporation, the sole member

By:         /s/ Lainie P Minnick

Name: Lainie P. Minnick

Title:Managing Director, Chief Financial Officer &

Treasurer

PEMBROKE PINES OWNER, L.L.C.,

a Delaware limited liability company

By:Pembroke Pines Member, L.L.C., a Delaware limited liability company, its sole member

By:	Pembroke Pines Lower REIT II-CC, L.L.C., a Delaware limited liability company, its sole member

By:Pembroke Pines Upper REIT II-CC, L.L.C., a Delaware limited liability company, its manager

By:AREIT TRS Holdco I LLC, a Delaware limited liability company, its sole member

By:	AREIT TRS Holdco LLC, a Delaware limited liability company, its sole member
By:	BCD TRS Corp., a Delaware corporation, the sole member

By:         /s/ Lainie P Minnick

Name: Lainie P. Minnick

Title:Managing Director, Chief Financial Officer &

Treasurer

[Signature Page to Second Amendment to AREIT Credit Agreement]

AREIT SUNILAND DST HOLDER LLC,

a Delaware limited liability company

By:AREIT Real Estate Holdco LLC,

a Delaware limited liability company, its sole member

By:AREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By:         /s/ Lainie P Minnick

Name: Lainie P. Minnick

Title:Managing Director, Chief Financial Officer &

Treasurer

ADREX MULTIFAMILY I TRS LLC,

a Delaware limited liability company

By:Ares Diversified Real Estate Exchange LLC (f/k/a Black Creek Exchange LLC),

a Delaware limited partnership, its sole member

By:BCD TRS Corp.,

a Delaware limited partnership, its sole member

By:AREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By:         /s/ Lainie P Minnick

Name: Lainie P. Minnick

Title:Managing Director, Chief Financial Officer &

Treasurer

[Signature Page to Second Amendment to AREIT Credit Agreement]